SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934




Date of Report:  July 15, 1997



                        INTERNEURON PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)


                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


        0-18728                                            043047911
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(Commission File Number)                       (IRS Employer Identification No.)


One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts         02173
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone no. including area code:  (617) 861-8444
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ITEM 5.  OTHER EVENTS
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         On July 15, 1997,  Interneuron  Pharmaceuticals,  Inc. (the  "Company")
reported preliminary results of the Company's recently completed Phase 3 clinical trial for citicoline in the treatment of ischemic stroke.

         Reference is made to the Company's press release dated July 15, 1997 filed as Exhibit 99.1 hereto and incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)    Exhibits

                99.1     Press Release dated July 15, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERNEURON PHARMACEUTICALS INC.


                                      By:  /s/ Glenn L. Cooper
                                           -------------------------------------
                                           Glenn L. Cooper, M.D.
                                           President and Chief Executive Officer

Dated:  July 15, 1997

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